Exhibit 10.2

C#: 000548013 L#: 000548012 Ls#: 8800579190 Promissory Note
Funding Date: September 24, 2014

FOR VALUE RECEIVED, PRIMORIS SERVICES CORPORATION, a DELAWARE corporation, PRIMORIS ENERGY SERVICES CORPORATION, a Texas corporation, ARB, INC. a California corporation, and ROCKFORD CORPORATION, an Oregon corporation (collectively, the “Maker”), promises to pay to the order of Key Equipment Finance, a division of KeyBank National Association (“Holder”), the sum of $7,800,091.54 in lawful money of the United States of America (the “Principal”), with interest thereon as hereafter provided (“Interest”), to be paid in the manner set forth herein.

1. Relationship to Master Security Agreement. This Note is secured by the Master Security Agreement dated as of September 18, 2014 and Collateral Schedule No. 01 dated as of September 18, 2014 thereto (together, the “Master Security Agreement”), and all terms and conditions contained therein are incorporated herein by reference. Capitalized terms used herein without definition shall have the meaning given them in the Master Security Agreement. Maker reaffirms all terms, conditions, representations and warranties contained in the Master Security Agreement except as they may be modified hereby.

2. Interest Rate. Interest on the balance of the Principal outstanding on this Note shall accrue from the Funding Date of this Note and shall be due and payable at a fixed rate of 2.75 percent per annum (the “Interest Rate”).  Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

3. Usury; Place of Payment. (a) Holder does not intend to charge any amount in excess of the maximum amount of time price differential or interest, as applicable, permitted to be charged or collected by applicable law and any such excess amounts will be applied to payments due under this Note, in inverse order of maturity, with any surplus refunded to Maker.

(b) Payment of the Principal and Interest hereunder shall be made to Holder at 11030 Circle Point Road, 2nd Floor, Westminster, CO 80020, or at such other place as Holder may designate from time to time in writing. Holder reserves the right to require payment on this Note to be made by wired federal funds or other immediately available funds.

4. Repayment Terms. The Principal and Interest shall be due and payable in 84 consecutive Monthly installments payable in arrears, each in an amount equal to $102,188.44 commencing and payable on the date which is one month after the Funding Date and on the same day of each month thereafter (each, a “Note Payment Date”).  In addition, Maker will pay a late payment charge of five percent (5%) of any payment due hereunder that is not paid on or before the date due hereunder.

5. Prepayment.  Except as contemplated by clause (b)(ii) of section 11 of the Master Security Agreement, Maker may not prepay, in whole or in part, the principal outstanding hereunder; provided, however, that commencing on the date following the 1-month anniversary of the Funding Date, Maker may prepay, in whole but not in part, the principal outstanding hereunder by paying to Holder such outstanding principal , together with all accrued and unpaid interest thereon , plus a prepayment premium (“Prepayment Premium”) equal to a percentage of the outstanding principal calculated as follows:

Months	Prepayment Premium
1-12	2.00%
13-24	1.00%
25-36	0.00%
37-48	0.00%
49-60	0.00%
61- End of Term	0%

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6. Application of Payments.  Prior to Default, each payment received on this Note shall be applied in the following order: (a) all costs of collection, (b) any unpaid late payment charges, (c) any Prepayment Premium, (d) Interest accrued as of the payment date and (e) the balance, if any, to outstanding Principal as of the date received.  Upon the occurrence and during the continuance of a Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral when received by Holder in cash or its equivalent, will be applied first to costs of collection and, thereafter, in reduction of the Secured Obligations in such order and manner as Holder may direct in its sole discretion. Maker irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that Holder shall have the continuing and exclusive right to apply any and all such payments and proceeds in the Holder’s sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

7. Security.  Payment of the Principal and Interest hereunder, and the performance and observance by Maker of all agreements, covenants and provisions contained herein, is secured by a first priority security interest in the Collateral.

8. General. Maker represents and warrants that this Note evidences a loan for business or commercial purposes. By executing this Note, Maker confirms (a) having read and understood the provisions hereof and (b) Maker’s agreement with all terms and conditions contained herein.

9. Waivers. MAKER AND ALL ENDORSERS, SURETIES, AND GUARANTORS HEREOF HEREBY JOINTLY AND SEVERALLY WAIVE PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF NON-PAYMENT OR DISHONOR, NOTICE OF INTENTION TO ACCELERATE THE MATURITY, NOTICE OF PROTEST AND PROTEST OF THIS NOTE.

10. Funding Date. The Funding Date for this Note shall be the date on which Holder disburses funds hereunder. IF THE FUNDING DATE IS LEFT BLANK, OR DOES NOT REFLECT THE ACTUAL DATE HOLDER DISBURSES FUNDS HEREUNDER, MAKER HEREBY AUTHORIZES HOLDER TO FILL IN THE CORRECT DATE AT THE TIME OF DISBURSEMENT.

IN WITNESS WHEREOF, Maker, intending to be legally bound, has caused this Note to be duly executed on the day and year first written above.

MAKER:

PRIMORIS SERVICES CORPORATION

By:	/s/ A. Theeuwes
Name: A. Theeuwes
Title: Treasurer

PRIMORIS ENERGY SERVICES CORPORATION

By:	/s/ A. Theeuwes
Name: A. Theeuwes
Title: Treasurer

ARB, INC.

By:	/s/ A. Theeuwes
Name: A. Theeuwes
Title: Treasurer

ROCKFORD CORPORATION

By:	/s/ A. Theeuwes
Name: A. Theeuwes
Title: Treasurer

ATTACHMENT:

Collateral Schedule:  This Note is secured by Collateral Schedule No. 01 dated as of September 18, 2014 to the Master Security Agreement.

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C#:000548013

L#:000548012

Ls#: 8800579190

Collateral Schedule No. 01 PRIMORIS SERVICES CORPORATION, PRIMORIS ENERGY SERVICES CORPORATION, ARB, INC., AND ROCKFORD CORPORATION

1. General. (a) This Collateral Schedule No. 01, dated as of September 18, 2014, is issued pursuant to the Master Security Agreement, dated as of September 18, 2014 which was made by PRIMORIS SERVICES CORPORATION, PRIMORIS ENERGY SERVICES CORPORATION, ARB, INC., AND ROCKFORD CORPORATION in favor of Key Equipment Finance, a division of KeyBank National Association, and is executed in connection with the Note made by Borrower, dated as of September 24, 2014, in the principal amount of $7,800,091.54.

(b) This Collateral Schedule incorporates all terms and conditions of the Master Security Agreement. Capitalized terms not otherwise defined herein shall have the meanings described in the Master Security Agreement. Borrower hereby gives, grants and assigns to KEF a security interest in and to the property described below, together with all replacement parts, accessions, additions and accessories incorporated therein or affixed thereto including any software that is a component or integral part of, or is included or used in connection therewith, but with respect to such software, only to the extent of Borrower’s interest therein, and all substitutions, replacements or exchanges therefore and all proceeds (both cash and non-cash and including insurance proceeds) receivable or received from the sale, lease, license, collection, use, exchange or other disposition thereof, all herein referred to collectively as “Collateral.”

(c) The security interest in the Collateral secures the payment and performance of the Secured Obligations as defined in the Master Security Agreement, including without limitation Borrower’s obligations under the above-referenced Note and any renewals, extensions and modifications thereof

2. Equipment:

See Schedule “A” attached hereto and made a part hereof.

3. Additional Collateral.  None.

4. Substitution of Collateral. Not more than once per calendar quarter, Borrower may substitute any item of Equipment with replacement Equipment (acceptable to KEF) in as good condition and repair, free and clear of all Liens and with the same or better fair market value as such replaced Equipment, which replacement Equipment shall immediately, and without further act, be deemed to constitute an item of Equipment and be fully subject to this Collateral Schedule and the security interest granted in the Agreement to KEF as if originally pledged as Collateral thereunder. Upon KEF’s filing of all documentation necessary to effect and perfect KEF’s security interest in and to the substituted Equipment, KEF shall release its security interest in the Equipment that was originally pledged as collateral hereunder.

5. Insurance.  Borrower shall arrange and pay for comprehensive public liability insurance including blanket contractual liability for personal and bodily injury and property damage in an amount satisfactory to KEF, but not less than $1,000,000.00 (plus automobile liability insurance of not less than $1,000,000 for equipment consisting of motor vehicles).

6. Miscellaneous. This Collateral Schedule is effective as of the date first written above. Borrower represents and warrants that the Loan Documents have not been, and shall not be, altered or modified by Borrower regardless of whether such documentation was transmitted to Borrower via electronic or analog means.

7. GOVERNING LAW; COMMERCIAL PURPOSE. (a) THIS AGREEMENT IS BEING DELIVERED IN, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). ANY ACTION BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING NON-CONTRACTUAL CLAIMS, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK; PROVIDED, THAT AT KEF’s SOLE OPTION, KEF MAY BRING AN ACTION IN THE STATE WHERE BORROWER OR THE COLLATERAL IS LOCATED. BORROWER IRREVOCABLY WAIVES OBJECTIONS TO THE JURISDICTION OF SUCH COURTS AND WAIVES ANY ARGUMENT THAT VENUE IN ANY SUCH FORUM IS NOT CONVENIENT.

(b) Borrower represents and warrants that the loan made pursuant to the Loan Documents is for commercial and business purposes and the Collateral will be used solely for such purposes and not for personal, family, or household purposes.

Borrower:		KEF:

PRIMORIS SERVICES CORPORATION		KEY EQUIPMENT FINANCE, A DIVISION OF KEYBANK NATIONAL ASSOCIATION

By:	/s/ A. Theeuwes
Name: A. Theeuwes		By:	/s/ Krista L. Spada
Title: Treasurer		Name: Krista L. Spada
Title: Vice President

PRIMORIS ENERGY SERVICES CORPORATION

By:	/s/ A. Theeuwes
Name: A. Theeuwes
Title: Treasurer

ARB, INC.

By:	/s/ A. Theeuwes
Name: A. Theeuwes
Title: Treasurer

ROCKFORD CORPORATION

By:	/s/ A. Theeuwes
Name: A. Theeuwes
Title: Treasurer

This is Originally Executed Copy No. 01 of 01 originally executed copies. Only Originally Executed Copy No. 1 constitutes Chattel Paper.

Schedule “A”

To Collateral Schedule No. 01

Equipment Location	Vendor	Asset Description	Vin/Serial #

3500 SOUTH PEGASUS DRIVE BAKERSFIELD, CALIFORNIA 93308	Tuttle-Click Ford Lincoln	2015 Ford F-550 Truck	1FDUF5HT7FEA48209

3500 SOUTH PEGASUS DRIVE BAKERSFIELD, CALIFORNIA 93308	Tuttle-Click Ford Lincoln	2015 Ford F-550 Truck	1FDUF5HT5FEA48211

3500 SOUTH PEGASUS DRIVE BAKERSFIELD, CALIFORNIA 93308	Tuttle-Click Ford Lincoln	2015 Ford F-550 Truck	1FDUF5HT3FEA48210

20602 INDIAN OCEAN LAKE FOREST, CALIFORNIA 92630	Tuttle-Click Ford Lincoln	2015 Ford F-550 Truck	1FDUF5GT4FEA48203

20602 INDIAN OCEAN LAKE FOREST, CALIFORNIA 92630	Tuttle-Click Ford Lincoln	2015 Ford F-550 Truck	1FDUF5GT6FEA48204

20602 INDIAN OCEAN LAKE FOREST, CALIFORNIA 92630	Tuttle-Click Ford Lincoln	2015 Ford F-550 Truck	1FDUF5GT0FEA48201

20602 INDIAN OCEAN LAKE FOREST, CALIFORNIA 92630	Tuttle-Click Ford Lincoln	2015 Ford F-550 Truck	1FDUF5GT2FEA48202

20602 INDIAN OCEAN LAKE FOREST, CALIFORNIA 92630	Tuttle-Click Ford Lincoln	2015 Ford F-550 Truck	1FDUF5GT0FEA41121

800 RAVIA RD. SULPHUR, LOUISIANA 70665	Extreme Trailers of Texas	Well Cargo trailer CVG4039 with 8 K axles, and all options and accessories	1WC200R36D2027443

1109 W 13TH STREET DEER PARK, TEXAS 77536	Extreme Trailers of Texas	Haulmark GRG85X40WR6, white 40’ triple axles trailer	16HG54031DT031237

800 RAVIA RD. SULPHUR, LOUISIANA 70665	Peinemann Equipment and Trailer Wheel Frame	aerial bundle extractor, hydraulic model 45T 8000 x 2000EL s/n N-1392-13 on 2013 AMER trailer	17YGN3228DB053789

1109 W 13TH STREET DEER PARK, TEXAS 77536	Peinemann Equipment and Trailer Wheel Frame	aerial bundle extractor, hydraulic model 45T 7000 x 2000EL s/n N-1391-13 on 2013 AMER trailer	17YGN3226DB053788

20602 INDIAN OCEAN LAKE FOREST, CALIFORNIA 92630	Rush Truck Center, Pico Rivera	2015 Peterbilt Model 367	1XPTD40X4FD242800

3500 SOUTH PEGASUS DRIVE BAKERSFIELD, CALIFORNIA 93308	Super Products	2013 Peterbilt VA S/N 122240648	1NPSL70X8DD176825

20602 INDIAN OCEAN LAKE FOREST, CALIFORNIA 92630	Super Products	2013 Peterbilt VA s/n 122240666	1NPSL70X9DD186635

3500 SOUTH PEGASUS DRIVE BAKERSFIELD, CALIFORNIA 93308	Super Products	2013 Peterbilt VA s/n 122240665	1NPSL70X7DD186634

22845 NW BENNETT ST. HILLSBORO, OREGON 97124	Rush Truck Center, Pico Rivera	2015 Peterbilt Model 365 with custom flatbed 102” wide x 20’ long s/n 011429403	1NP5M70X9FD244002

22845 NW BENNETT ST. HILLSBORO, OREGON 97124	Rush Truck Center, Pico Rivera	2015 Peterbilt Model 365 with custom flatbed 102” wide x 20’ long s/n 011429401	1NPSM70X0FD244003

22845 NW BENNETT ST. HILLSBORO, OREGON 97124	Rush Truck Center, Pico Rivera	2015 Peterbilt Model 365 with custom flatbed 102” wide x 20’ long s/n 011429402	1NPSM70X2FD244004

22845 NW BENNETT ST. HILLSBORO, OREGON 97124	Rush Truck Center, Pico Rivera	2015 Peterbilt Model 365 with custom flatbed 102” wide x 20’ long s/n 011429403	1NPSM70X4FD244005

22845 NW BENNETT ST. HILLSBORO, OREGON 97124	Rush Truck Center, Pico Rivera	2015 Peterbilt Model 365 with custom flatbed 102” wide x 20’ long s/n 011429404	1NPSM70X6FD244006

22845 NW BENNETT ST. HILLSBORO, OREGON 97124	Rush Truck Center, Pico Rivera	2015 Peterbilt Model 365 with custom flatbed 102” wide x 20’ long s/n 011429400	1NPSM70X8FD244007

22845 NW BENNETT ST. HILLSBORO, OREGON 97124	Rush Truck Center, Pico Rivera	2015 Peterbilt Model 365 with Epsilon QL150 Loader crane s/n 1924512	1NPSX7EX7FD252387

22845 NW BENNETT ST. HILLSBORO, OREGON 97124	Rush Truck Center, Pico Rivera	2015 Peterbilt Model 365 with Epsilon QL150 Loader crane s/n 1924513	1NPSX7EX9FD252388

22845 NW BENNETT ST. HILLSBORO, OREGON 97124	Rush Truck Center, Pico Rivera	2015 Peterbilt Model 365 with Epsilon QL150 Loader crane s/n 1924514	1NPSX7EX0FD252389

1109 W 13TH STREET DEER PARK, TEXAS 77536	Peterbilt of McComb and Peinemann Equipment	Truck mounted bundle extractor s/n N-235TM-13 on 2014 Peterbilt Model 320	3BPZL7EXXEF234622

800 RAVIA RD. SULPHUR, LOUISIANA 70665	Peterbilt of McComb and Peinemann Equipment	Truck mounted bundle extractor s/n N-236TM-13 on 2014 Peterbilt Model 320	3BPZL7EX1EF234623

20602 INDIAN OCEAN LAKE FOREST, CALIFORNIA 92630	West Coast Equipment LLC

JLG Model G5-18A Telehandler with 18’4” lift height, 74HP diesel, Final Tier 4 engine, 4 wheel drive with 3 steering modes, 50” carriage with 60” lumber forks, 12x16.5 foam filled tires, hydrostatic transmission, single joystick proportional controls

3500 SOUTH PEGASUS DRIVE BAKERSFIELD, CALIFORNIA 93308	RDO Equipment Co

2013 McGlaughlin V800LE, hydraulic jack, 50 water hose with reel, full open external hydraulic door, 5.6 GPM @ 3000 PSI adjustable high pressure water, 22 gallon fuel tank, 800 gallon spoil tank, 6” drain valve cap assembly, hydraulic boom manuel rotation wireless remote, and all other accessories and attachments

V8H061213810

24924 FM 2978 TOMBALL, TEXAS 77375	Cross Country Pipeline Supply Co	Hydrostatic Test Unit	13-08-170

1109 W 13TH STREET DEER PARK, TEXAS 77536	Gas and Supply	Positioner 6000 lbs 440V Profax WP-1000 welding positioner, Gripper, 34” and chuck/gripper	WP60-1003

1109 W 13TH STREET DEER PARK, TEXAS 77536	Gas and Supply	Welding positioner WP-2000 2000 lb capacity

1109 W 13TH STREET DEER PARK, TEXAS 77536	Gas and Supply	29’ 10k capacity pipe cutting machine w/ 480V/ 3 phase motor

800 RAVIA RD. SULPHUR, LOUISIANA 70665	Gas and Supply	Subarc welding manipulator w/ travel cart

22845 NW BENNETT ST. HILLSBORO, OREGON 97124	Cleveland Brothers	CAT model D6T XL WVP tractor with winch VPAT	DTD01102

22845 NW BENNETT ST. HILLSBORO, OREGON 97124	Cleveland Brothers	CAT model D6T LGPWVP tractor with winch VPAT	KSB01236

20602 INDIAN OCEAN LAKE FOREST, CALIFORNIA 92630	Volvo Construction Equipment & Services	2012 Volvo L110G Wheel Loader with Volvo coupler, forks, and bucket	8590

22845 NW BENNETT ST. HILLSBORO, OREGON 97124	Cleveland Brothers	CAT backhoe loader model 420F IT	JWJ00308

22845 NW BENNETT ST. HILLSBORO, OREGON 97124	Cleveland Brothers	CAT model 930H 2012 small wheel loader	DHC03312

22845 NW BENNETT ST. HILLSBORO, OREGON 97124	Cleveland Brothers	CAT model 336EL hydraulic excavator	YCE00209

22845 NW BENNETT ST. HILLSBORO, OREGON 97124	Cleveland Brothers	CAT model 336EL hydraulic excavator	YCE00217

22845 NW BENNETT ST. HILLSBORO, OREGON 97124	Cleveland Brothers	CAT model 336EL hydraulic excavator	YCE00272

22845 NW BENNETT ST. HILLSBORO, OREGON 97124	Cleveland Brothers	CAT model 336EL hydraulic excavator	BZY01844

22845 NW BENNETT ST. HILLSBORO, OREGON 97124	Cleveland Brothers	CAT model 336EL hydraulic excavator	BZY00647

22845 NW BENNETT ST. HILLSBORO, OREGON 97124	Cleveland Brothers	CAT model 336EL hydraulic excavator	BZY01864

9500 1-10 EAST BAYTOWN, TEXAS 77521	Peinemann Equipment	self propelled bundle extractor	N-1392-13